      As filed with the Securities and Exchange Commission on May 24, 1994

                                                      REGISTRATION NO. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                             ---------------------

                                ITT CORPORATION
               (Exact name of issuer as specified in its charter)

                                    Delaware
                            (State of Incorporation)

                                   13-5158950
                      (I.R.S. Employer Identification No.)

                          1330 Avenue of the Americas
                            New York, NY 10019-5490
                    (Address of Principal Executive Offices)

                             ---------------------

                       Stock Option Incentive Plan (1977)
                   ITT Corporation 1986 Incentive Stock Plan
                   1994 ITT Corporation Incentive Stock Plan
                            Substitute Stock Options
                           (Full Title of the Plans)

                             ---------------------

                  GWENN L. CARR, Vice President and Secretary
                                ITT CORPORATION
                          1330 Avenue of the Americas
                            New York, NY 10019-5490
                    (Name and address of agent for service)
  Telephone number, including area code, of agent for service: (212) 258-1000

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

- ---------------------------------------------------------------------------------------------------
                                                       PROPOSED         PROPOSED
                                                       MAXIMUM          MAXIMUM         AMOUNT OF
TITLE OF SECURITIES                   AMOUNT TO BE  OFFERING PRICE     AGGREGATE       REGISTRATION
TO BE REGISTERED                       REGISTERED     PER SHARE*    OFFERING PRICE*        FEE
- ---------------------------------------------------------------------------------------------------
Common Stock ($1 par value per         7,000,000
  share)..............................    shares        $84.00        $588,000,000       $202,759
- ---------------------------------------------------------------------------------------------------

    * Estimated solely for the purpose of determining the registration fee and, in accordance with Rule 457(h), based upon the high and low sale prices of Common Stock reported in the consolidated reporting system for May 17, 1994.

                             ---------------------

    PURSUANT TO RULE 429 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, THE PROSPECTUS CONTAINED IN THIS REGISTRATION STATEMENT ALSO WILL BE USED IN CONNECTION WITH SECURITIES REGISTERED PURSUANT TO REGISTRATION NOS. 2-32856, 2-77677 AND 33-5412.

================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by ITT with the Securities and Exchange Commission (the "Commission") (File No. 1-5627, CIK No. 216228) are hereby incorporated by reference: (a) ITT's most recent Annual Report on Form 10-K filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (b) all other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report referred to in (a); and (c) ITT's Restated Certificate of Incorporation filed as an Exhibit to ITT's Form 10-Q for the quarterly period ended June 30, 1993.

     All documents subsequently filed by ITT with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing with the Commission of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be a part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded to the extent that a statement contained in the registration statement or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The audited financial statements incorporated by reference in the prospectus and elsewhere in the registration statement have been audited by Arthur Andersen & Co., independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. Reference is made to said report, which includes an explanatory paragraph with respect to ITT's adoption of new accounting standards promulgated by the Financial Accounting Standards Board, changing its methods of accounting, in 1993, for reinsurance of short-duration and long-duration contracts, and, effective January 1, 1992, for postretirement benefits other than pensions and postemployment benefits as discussed in the notes to financial statements.

     Robert W. Beicke, Esq., whose legal opinion with respect to the securities registered hereunder is filed as Exhibit 5 hereto, is an employee of ITT and participates in certain of its stock benefit plans.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Delaware General Corporation Law provides that the registrant may indemnify officers and directors who are parties or threatened to be made parties in actual or threatened lawsuits against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred. Delaware law further provides that a corporation may purchase indemnification insurance, providing for indemnification of officers and directors whether or not the corporation would have the power to indemnify them against such liability under the provisions of the Delaware law. ITT has purchased such insurance.

     Reference is made to Article 4 of the By-laws of ITT filed with ITT's Form SE dated March 22, 1993 relating to ITT's Form 10-K for the fiscal year ended December 31, 1992 (File No. 1-5627, CIK No. 216228).

     Reference is made to the form of indemnification agreement between ITT and each of its directors filed with ITT's Form SE dated March 28, 1988 relating to ITT's Form 10-K for the fiscal year ended December 31, 1987 (File No. 1-5627, CIK No. 216228).

ITEM 8.  EXHIBITS.

     See Exhibit Index elsewhere herein.

ITEM 9.  UNDERTAKINGS

(a) The undersigned registrant hereby undertakes:

     (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

           (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

           (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

           (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

     (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 23rd day of May, 1994.

                                         ITT CORPORATION

                                              By       WALTER F. DIEHL, JR.
                                                 ------------------------------
                                                    WALTER F. DIEHL, JR.
                                             Vice President, Associate General
                                                             Counsel
                                                  and Assistant Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints RICHARD S. WARD, GWENN L. CARR and WALTER F. DIEHL, JR., and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                          SIGNATURE                                       TITLE               DATE
- --------------------------------------------------------------  --------------------------  --------
                                       RAND V. ARASKOG          Chairman, President,        5/17/94
                                ------------------------------  Chief Executive and
                                       Rand V. Araskog          Director
                                (Principal Executive Officer)
       ROBERT A. BOWMAN                                         Executive Vice President    5/17/94
- ------------------------------                                  and Chief Financial
       Robert A. Bowman                                         Officer
(Principal Financial Officer)
                                                                Senior Vice President and   5/17/94
                                        JON F. DANSKI           Controller
                                ------------------------------
                                        Jon F. Danski
                                (Principal Accounting Officer)

          SIGNATURE               TITLE     DATE              SIGNATURE               TITLE     DATE
- ------------------------------  ---------  -------  ------------------------------  ---------  -------
      BETTE B. ANDERSON         Director   5/17/94        PAUL G. KIRK, JR.         Director   5/17/94
- ------------------------------                      ------------------------------
      Bette B. Anderson                                   Paul G. Kirk, Jr.
      NOLAN D. ARCHIBALD        Director   5/17/94         EDWARD C. MEYER          Director   5/17/94
- ------------------------------                      ------------------------------
      Nolan D. Archibald                                   Edward C. Meyer
      ROBERT A. BURNETT         Director   5/17/94        BENJAMIN F. PAYTON        Director   5/17/94
- ------------------------------                      ------------------------------
      Robert A. Burnett                                   Benjamin F. Payton
      MICHEL DAVID-WEILL        Director   5/17/94         MARGITA E. WHITE         Director   5/17/94
- ------------------------------                      ------------------------------
      Michel David-Weill                                   Margita E. White
      S. PARKER GILBERT         Director   5/17/94
- ------------------------------
      S. Parker Gilbert

                                LIST OF EXHIBITS

  EXHIBIT
    NO.                            TITLE                                       LOCATION
  -------   ----------------------------------------------------  -----------------------------------
   4.       Instruments defining the rights of security holders,
            including indentures:
  (a)       Restated Certificate of Incorporation...............  Incorporated by reference to ITT's
                                                                    Form 10-Q for the quarterly
                                                                    period ended June 30, 1993 (CIK
                                                                    No. 216228, File No. 1-5627).
  (b)       By-laws.............................................  Incorporated by reference to ITT's
                                                                    Form SE dated March 22, 1993
                                                                    relating to ITT's Form 10-K for
                                                                    the fiscal year ended December
                                                                    31, 1992 (CIK No. 216228, File
                                                                    No. 1-5627).
   5.       Opinion re legality.................................  Filed herewith.
  15.       Letter re unaudited interim financial information...  Not applicable.
  23.       Consents of experts and counsel.....................  The consent of independent public accountants is filed herewith.
                                                                    The consent of counsel is
                                                                    incorporated by reference to
                                                                    Exhibit 5 filed herewith.
  24.       Power of attorney...................................  See page II-3 of this Registration
                                                                    Statement.
  27.       Financial Data Schedule.............................  Not required with this filing.
  28.P      Information from reports furnished to state
            insurance regulatory authorities....................  Incorporated by reference to ITT's
                                                                    Form SE dated March 25, 1994
                                                                    relating to ITT's Form 10-K for
                                                                    the fiscal year ended December
                                                                    31, 1993 (CIK No. 216228, File
                                                                    No. 1-5627).
  99.       Additional exhibits.................................  None.